EXHIBIT 99

BAFC 5-6 - Price/Yield - 1A2

Balance          $25,000,000.00   Delay           24           WAC(1)   5.93704   WAM(1)    357
Coupon           5.5              Dated           10/1/2005    NET(1)   5.67694   WALA(1)     3
Settle           10/31/2005       First Payment   11/25/2005


Price                          1               2               3               4               5
                           Yield           Yield           Yield           Yield           Yield
           97-13           5.724           5.742           5.867           6.072           6.313
           97-14           5.722           5.740           5.863           6.065           6.303
           97-15           5.720           5.737           5.858           6.058           6.292
           97-16           5.717           5.734           5.854           6.050           6.281
           97-17           5.715           5.732           5.850           6.043           6.270
           97-18           5.713           5.729           5.845           6.036           6.260
           97-19           5.710           5.727           5.841           6.029           6.249
           97-20           5.708           5.724           5.837           6.021           6.238
           97-21           5.706           5.722           5.832           6.014           6.228

             WAL          28.198          22.675           9.995           5.207           3.360
        Mod Durn          13.824          12.452           7.334           4.382           2.973
Principal Window   Jun32 - May35   Jul23 - May34   Jun12 - Jul23   Dec09 - Aug12   Aug08 - Oct09

       LIBOR_1MO            4.03            4.03            4.03            4.03            4.03
          Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA

     Yield Curve Mat   2YR   3YR   5YR  10YR
                 Yld 3.637 3.675 3.762 3.971


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for our information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

BAFC 5-6 - Price/Yield - 2A1

Balance          $10,500,000.00   Delay           24           WAC(2)   5.84294   WAM(2)    358
Coupon           5.5              Dated           10/1/2005    NET(2)   5.59294   WALA(2)     2
Settle           10/31/2005       First Payment   11/25/2005


Price                            1               2               3               4               5
                             Yield           Yield           Yield           Yield           Yield
             97-23           5.705           5.743           6.475           7.047           7.670
             97-24           5.703           5.740           6.459           7.022           7.634
             97-25           5.701           5.737           6.444           6.998           7.599
             97-26           5.698           5.734           6.429           6.973           7.564
             97-27           5.696           5.731           6.414           6.948           7.529
             97-28           5.693           5.728           6.399           6.923           7.494
             97-29           5.691           5.725           6.383           6.899           7.459
             97-30           5.689           5.722           6.368           6.874           7.423
             97-31           5.686           5.719           6.353           6.849           7.388

               WAL          26.338          17.151           2.340           1.393           0.970
          Mod Durn          13.445          10.656           2.094           1.285           0.904
  Principal Window   Dec29 - Feb34   Aug17 - Aug28   Nov05 - Mar10   Nov05 - Jan08   Nov05 - May07

         LIBOR_1MO            4.03            4.03            4.03            4.03            4.03
            Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA

       Yield Curve Mat   2YR   3YR   5YR  10YR
                   Yld 3.637 3.675 3.762 3.971


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for our information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

BAFC 5-6 - Price/Yield - 2A2

Balance          $2,250,000.00    Delay           24           WAC(2)   5.84294   WAM(2)    358
Coupon           5.5              Dated           10/1/2005    NET(2)   5.59294   WALA(2)     2
Settle           10/31/2005       First Payment   11/25/2005


Price                            1               2               3               4               5
                             Yield           Yield           Yield           Yield           Yield
             97-23           5.700           5.710           5.981           6.425           6.794
             97-24           5.698           5.708           5.974           6.411           6.773
             97-25           5.696           5.706           5.967           6.397           6.753
             97-26           5.693           5.703           5.960           6.382           6.732
             97-27           5.691           5.701           5.953           6.368           6.712
             97-28           5.689           5.698           5.946           6.354           6.691
             97-29           5.686           5.696           5.939           6.339           6.671
             97-30           5.684           5.693           5.932           6.325           6.650
             97-31           5.682           5.691           5.925           6.311           6.630

               WAL          28.707          24.363           5.483           2.444           1.679
          Mod Durn          13.952          12.980           4.583           2.218           1.553
  Principal Window   Feb34 - Nov34   Aug28 - Oct31   Mar10 - Jul13   Jan08 - Jun08   May07 - Aug07

         LIBOR_1MO            4.03            4.03            4.03            4.03            4.03
            Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA

               Yield Curve Mat   2YR   3YR   5YR  10YR
                           Yld 3.637 3.675 3.762 3.971


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for our information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

BAFC 5-6 - Price/Yield - 2A3

Balance          $2,250,000.00    Delay           24           WAC(2)   5.84294   WAM(2)    358
Coupon           5.5              Dated           10/1/2005    NET(2)   5.59294   WALA(2)     2
Settle           10/31/2005       First Payment   11/25/2005

Price                            1               2               3               4               5
                             Yield           Yield           Yield           Yield           Yield
             97-23           5.699           5.702           5.772           6.313           6.660
             97-24           5.696           5.700           5.769           6.300           6.641
             97-25           5.694           5.697           5.765           6.288           6.623
             97-26           5.692           5.695           5.762           6.275           6.605
             97-27           5.690           5.693           5.758           6.263           6.587
             97-28           5.687           5.690           5.755           6.250           6.568
             97-29           5.685           5.688           5.751           6.238           6.550
             97-30           5.683           5.686           5.748           6.225           6.532
             97-31           5.681           5.684           5.744           6.213           6.514

               WAL          29.459          27.823          13.870           2.841           1.894
          Mod Durn          14.096          13.767           9.143           2.552           1.743
  Principal Window   Nov34 - Sep35   Oct31 - Sep35   Jul13 - Sep35   Jun08 - Nov08   Aug07 - Oct07

         LIBOR_1MO            4.03            4.03            4.03            4.03            4.03
            Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA

               Yield Curve Mat   2YR   3YR   5YR  10YR
                           Yld 3.637 3.675 3.762 3.971


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for our information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

BAFC 5-6 - Price/Yield - 2A4

Balance   $15,000,000.00   Delay           0            Index           LIBOR_1MO | 4.03   WAC(2)   5.84294   WAM(2)    358
Coupon    4.73             Dated           10/25/2005   Mult / Margin   1.0 / 0.7          NET(2)   5.59294   WALA(2)     2
Settle    10/31/2005       First Payment   11/25/2005   Cap / Floor     5.5 / 0.7

Price                            1               2               3               4               5
                             Yield           Yield           Yield           Yield           Yield
             99-28           4.785           4.787           4.840           4.873           4.919
             99-29           4.783           4.784           4.822           4.846           4.879
             99-30           4.780           4.781           4.804           4.819           4.839
             99-31           4.778           4.779           4.787           4.792           4.800
            100-00           4.776           4.776           4.769           4.766           4.760
            100-01           4.774           4.773           4.752           4.739           4.720
            100-02           4.771           4.770           4.734           4.712           4.681
            100-03           4.769           4.767           4.717           4.685           4.641
            100-04           4.767           4.764           4.699           4.659           4.601

               WAL          23.720          15.999           1.910           1.232           0.822
          Mod Durn          13.880          10.943           1.781           1.168           0.787
  Principal Window   Nov05 - Nov30   Nov05 - Oct23   Nov05 - Jun08   Nov05 - Jul07   Nov05 - Jan07

         LIBOR_1MO            4.03            4.03            4.03            4.03            4.03
            Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA

               Yield Curve Mat   2YR   3YR   5YR  10YR
                           Yld 3.637 3.675 3.762 3.971


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for our information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

BAFC 5-6 - Price/Yield - 2A9

Balance          $81,080,000.00   Delay           24           WAC(2)   5.84294   WAM(2)    358
Coupon           5.5              Dated           10/1/2005    NET(2)   5.59294   WALA(2)     2
Settle           10/31/2005       First Payment   11/25/2005


Price                            1               2               3               4               5
                             Yield           Yield           Yield           Yield           Yield
        99-28 4/16           5.534           5.508           5.479           5.448           5.412
        99-29 4/16           5.530           5.501           5.469           5.435           5.394
        99-30 4/16           5.527           5.495           5.459           5.421           5.376
        99-31 4/16           5.523           5.488           5.449           5.408           5.359
       100-00 4/16           5.520           5.482           5.440           5.394           5.341
       100-01 4/16           5.516           5.475           5.430           5.381           5.323
       100-02 4/16           5.513           5.469           5.420           5.367           5.305
       100-03 4/16           5.509           5.462           5.410           5.354           5.288
       100-04 4/16           5.506           5.456           5.400           5.340           5.270

               WAL          13.731           5.994           3.634           2.559           1.901
          Mod Durn           8.910           4.760           3.143           2.302           1.749
  Principal Window   Nov05 - Dec27   Nov05 - Aug18   Nov05 - Feb13   Nov05 - May10   Nov05 - Dec08

         LIBOR_1MO            4.03            4.03            4.03            4.03            4.03
            Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA

               Yield Curve Mat   2YR   3YR   5YR  10YR
                           Yld 3.637 3.675 3.762 3.971


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for our information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.